Exhibit 32.1

SECTION 1350 CERTIFICATION
OF THE CHIEF EXECUTIVE OFFICER

I, John P. Keefe, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

(1)
the Annual Report on Form 10-K of the Company for the year ended December 31, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   March 22, 2013

/S/	John P. Keefe
John P. Keefe
Chief Executive Officer